MICROMUSE INC.

Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Micromuse Inc. for the quarter ended December 31, 2002, I, Michael L. Luetkemeyer, Interim Chief Executive Officer and Chief Financial Officer of Micromuse Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Micromuse Inc.

Dated: February 12, 2003

By:	/s/ MICHAEL L. LUETKEMEYER
Michael L. Luetkemeyer Interim Chief Executive Officer and Chief Financial Officer